UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: May 17, 2018

Reliant Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37391	37-1641316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ⊠

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2018, Reliant Bancorp, Inc. (the “Company”) held its annual meeting of shareholders. At the Annual Meeting, the Company’s shareholders voted on the election of seven directors, Articles of Amendment to the Charter, the Company’s 2018 Employee Stock Purchase Plan, and the selection of Maggart & Associates, P.C. as the independent audit firm for the year ending December 31, 2018.

The votes cast on the agenda items are set forth below:

1.  Election of Directors

a.  Class I Directors

Name	Votes For	Votes Withheld	Broker Non-Votes

DeVan D. Ard, Jr.	6,437,234	9,968	0
William Ronald DeBerry	5,970,781	470,537	0
Sharon H. Edwards	6,437,010	10,192	0
Farzin Ferdowsi	6,429,487	12,386	0
Ruskin A. Vest	6,373,697	72,599	0

b.  Class II Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert E. Daniel	6,434,898	12,304	0
Louis E. Holloway	6,417,731	29,959	0

             2.  Articles of Amendment to the Charter to declassify the board of directors to provide for a majority voting standard in the election of directors in uncontested elections

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,418,159	15,706	17,646	0

            3.  Reliant Bancorp, Inc. 2018 Employee Stock Purchase Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,359,067	86,789	5,655	0

            4.  Ratification of Maggart & Associates, P.C. as the independent audit firm for the year ending December 31, 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,516,551	5,863	1,708	0

Item 8.01	Other Events

On May 18, 2018, Reliant Bancorp, Inc. (the “Company”) issued a press release announcing its shareholders election of seven directors, approval of the Articles of Amendment to the Charter, approval of the Reliant Bancorp, Inc. 2018 Employee Stock Purchase Plan, and the ratification of their independent audit firm for the year ending December 31, 2018.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

            Exhibit Number                         Description of Exhibit
            99.1                                             Press release issued by Reliant Bancorp, Inc., dated May 18, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: May 18, 2018
/s/ DeVan D. Ard, Jr.
DeVan D. Ard, Jr.
Chairman, President, and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)

99.1	Press Release issued by Reliant Bancorp, Inc., dated May 18, 2018.